Exhibit 22.2

MAGNA

Computershare

9th Floor, 100 University Avenue

Toronto, Ontario M5J 2Y1 Canada

www.computershare.com

MR SAM SAMPLE

123 SAMPLES STREET

SAMPLETOWN SS X9X 9X9

Security Class

CLASS A Subordinate Voting

Holder Account Number

C1234567890 XXX

Form of Proxy - Special Meeting (the “Meeting”) to be held on Monday, June 28, 2010

This Form of Proxy is solicited by and on behalf of Management of Magna International Inc. (the “Corporation”) Notes to Proxy:

1. Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated.

3. This Proxy should be signed in the exact manner as the shareholder’s name appears on the Proxy.

4. If this Proxy is not dated, it will be deemed to bear the date on which it was mailed by Management to the shareholder.

5. The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the approval of the special resolution authorizing the Arrangement.

6. The securities represented by this Proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the Meeting or any adjournments or postponements thereof.

8. Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the Meeting.

Proxies submitted must be received by 5:00 p.m. (Toronto Time) on Thursday, June 24, 2010.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

To Vote Using the Internet

To Vote by Mail

To Receive Documents Electronically

Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

Go to the following web site: www.investorvote.com

Complete, sign and date the reverse hereof.

Return this Proxy in the envelope provided.

You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on “eDelivery Signup”.

Instead of mailing this Proxy, you may choose ONE of the three other voting methods outlined in this Proxy (phone, internet, fax), subject to the following:

Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.

Voting by mail, internet or fax (1-866-249-7775 for within Canada and (416) 263-9524 for outside Canada) are the only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy.

If you vote by telephone or the internet, DO NOT mail back this Proxy.

To vote by telephone or the internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456

00QTOF

+ MR SAM SAMPLE C1234567890

XXX 123

Appointment of Proxyholder

This Proxy is solicited by and on behalf of Management of the Corporation.

The undersigned shareholder of the Corporation hereby appoints Michael D. Harris, or failing him Vincent J. Galifi , or failing him Jeffrey O. Palmer, or instead of any of them the undersigned wishes to appoint (insert name in box to the right), as the proxy holder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Special Meeting of the Shareholders of the Corporation to be held at The Westin Prince Hotel, Prince North Ballroom, 900 York Mills Road, Toronto, Ontario, Canada on Monday, June 28, 2010 at 10:00 a.m. (Toronto time), and any and all adjournments or postponements thereof.

1. Arrangement Resolution

The special resolution approving the plan of arrangement (the “Arrangement”) under section 182 of the Business Corporations Act (Ontario) involving Magna International Inc. (“Magna”), Magna E-Car Systems L.P., the Stronach Trust and certain other parties, as more particularly described in the Management Information Circular/Proxy Statement dated May 31, 2010 (the “Circular”)(as the Arrangement may be or has been modified or amended), and the transactions contemplated by the transaction agreement dated May 6, 2010 among Magna, 446 Holdings Inc. and the Stronach Trust, the full text of which special resolution is set forth in Appendix A to the Circular.

For Against

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the approval of the special resolution authorizing the Arrangement.

Signature(s)

Date

999999999999 032816 9XX AR0 MGCQ +

00QTPM

MAGNA

Computershare

9th Floor, 100 University Avenue

Toronto, Ontario M5J 2Y1 Canada

www.computershare.com

MR SAM SAMPLE

123 SAMPLES STREET

SAMPLETOWN SS X9X 9X9

Security Class

CLASS B

Holder Account Number

C1234567890 XXX

Form of Proxy - Special Meeting (the “Meeting”) to be held on Monday, June 28, 2010

This Form of Proxy is solicited by and on behalf of Management of Magna International Inc. (the “Corporation”) Notes to Proxy:

1. Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated.

3. This Proxy should be signed in the exact manner as the shareholder’s name appears on the Proxy.

4. If this Proxy is not dated, it will be deemed to bear the date on which it was mailed by Management to the shareholder.

5. The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the approval of the special resolution authorizing the Arrangement.

6. The securities represented by this Proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the Meeting or any adjournments or postponements thereof.

8. Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the Meeting.

Proxies submitted must be received by 5:00 p.m. (Toronto Time) on Thursday, June 24, 2010.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

To Vote Using the Internet

To Vote by Mail

To Receive Documents Electronically

Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

Go to the following web site: www.investorvote.com

Complete, sign and date the reverse hereof.

Return this Proxy in the envelope provided.

You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on “eDelivery Signup”.

Instead of mailing this Proxy, you may choose ONE of the three other voting methods outlined in this Proxy (phone, internet, fax), subject to the following: Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.

Voting by mail, internet or fax (1-866-249-7775 for within Canada and (416) 263-9524 for outside Canada) are the only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy.

If you vote by telephone or the internet, DO NOT mail back this Proxy.

To vote by telephone or the internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456

00QUCB

+ MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

This Proxy is solicited by and on behalf of Management of the Corporation.

The undersigned shareholder of the Corporation hereby appoints Michael D. Harris, or failing him Vincent J. Galifi , or failing him Jeffrey O. Palmer, or instead of any of them the undersigned wishes to appoint (insert name in box to the right), as the proxy holder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Special Meeting of the Shareholders of the Corporation to be held at The Westin Prince Hotel, Prince North Ballroom, 900 York Mills Road, Toronto, Ontario, Canada on Monday, June 28, 2010 at 10:00 a.m. (Toronto time), and any and all adjournments or postponements thereof.

1. Arrangement Resolution

The special resolution approving the plan of arrangement (the “Arrangement”) under section 182 of the Business Corporations Act (Ontario) involving Magna International Inc. (“Magna”), Magna E-Car Systems L.P., the Stronach Trust and certain other parties, as more particularly described in the Management Information Circular/Proxy Statement dated May 31, 2010 (the “Circular”)(as the Arrangement may be or has been modified or amended), and the transactions contemplated by the transaction agreement dated May 6, 2010 among Magna, 446 Holdings Inc. and the Stronach Trust, the full text of which special resolution is set forth in Appendix A to the Circular.

For Against

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the approval of the special resolution authorizing the Arrangement.

Signature(s)

Date

999999999999 032816 9XX AR0 MGCQ +

00QUDG